UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 10, 2009

HYPERCOM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13521	86-0828608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8888 East Raintree Drive, Suite 300, Scottsdale, Arizona	85260
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code   (480) 642-5000

Not Applicable.
(Former Name or Former Address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On March 10, 2009, Hypercom Corporation (“Hypercom”) reported its results of operations for the quarter and year ended December 31, 2008. A copy of Hypercom’s press release concerning the foregoing results is furnished as Exhibit 99.1.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated March 10, 2009 announcing Hypercom Corporation’s results of operations for its quarter and year ended December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERCOM CORPORATION

Date: March 10, 2009	/s/ Philippe Tartavull
Philippe Tartavull
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release dated March 10, 2009 announcing Hypercom Corporation’s results of operations for its quarter and year ended December 31, 2008.